UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

CRAWFORD UNITED CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-000147	34-0288470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10514 Dupont Avenue, Suite 200, Cleveland, Ohio	44108

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 243-2614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreement.

On November 27, 2023, Crawford United Corporation, an Ohio corporation (the “Company”), entered into a Seventh Amendment Agreement (the “Seventh Amendment”), which amends the Credit Agreement dated as of June 1, 2017, as previously modified and amended, by and among the Company, certain of the Company’s subsidiaries, and JPMorgan Chase Bank, N.A. (as modified and amended, the “Credit Agreement”).

The Seventh Amendment to the Credit Agreement, among other things, (a) extends the maturity date of the underlying credit facility to June 1, 2027, (b) increases the maximum annual amount that the Company and its subsidiaries may pay in dividends or other restricted payments to $2,000,000 from $1,250,000, and (c) permits the repurchase by the Company and its subsidiaries of up to $7,000,000 of Company equity prior to June 30, 2024, subject to compliance with certain financial covenants under the Credit Agreement.

The foregoing description of the Seventh Amendment to the Credit Agreement is a summary and is qualified in its entirety by reference to the full text of the Seventh Amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Seventh Amendment to Credit Agreement, dated November 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crawford United Corporation (Registrant)

Date: December 1, 2023
	By:	/s/ Jeffrey J. Salay
	Name:	Jeffrey J. Salay
	Title:	Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Seventh Amendment to Credit Agreement, dated November 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).